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                                                                   EXHIBIT 10.20

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET

1.  Basic Provisions ("Basic Provisions")

    1.1  Parties:  This Lease ("Lease"), dated for reference purposes only
March 31, 2000, is made by and between Braden Court Associates, a California general partnership ("Lessor") and IMPCO Technologies, Inc., a Delaware corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

    1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as See Addendum (S) 1.2, located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project ______________________________________________________________________
____________________________________________________________________________
_____________________________________) ("Premises").  (See also Paragraph 2)

    1.3 Term: See Addendum (S) 1.3 years and __________ months ("Original Term") commencing ____________________________________________ ("Commencement
Date") and ending ________________________________________ ("Expiration Date").
(See also Paragraph 3)

    1.4 Early Possession: Not applicable ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)

    1.5 Base Rent: $43,141.56 per month ("Base Rent"), payable on the 1st day of each month commencing See Addendum (S) 1.5. (See also Paragraph 4)

[ ] If this box is checked, there are provisions in this Lease for the Base
    Rent to be adjusted.

    1.6 Base Rent Paid Upon Execution: $43,141.56 as Base Rent for the period July 1, 2000 -- July 31, 2000 (??).

    1.7  Security Deposit:  $43,141.56 ("Security Deposit").  (See also
Paragraph 5)

    1.8  Agreed Use:  See Addendum (S) 1.8.  (See also Paragraph 6)

    1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8)

    1.10  Real Estate Brokers:  (See also Paragraph 15)  Not applicable.

          (a) Representation: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

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[ ]  ______________________________ represents Lessor exclusively ("Lessor's
Broker");

[ ] ____________________________ represents Lessee exclusively ("Lessee's Broker"); or

[ ] _____________________________ represents both Lessor and Lessee ("Dual Agency").

          (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of _______% of the total Base Rent for the brokerage services rendered by said Broker).

     1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by None. ____________________________________________________
("Guarantor").  (See also paragraph 37.)

     1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Addendum with Exhibit A-E attached thereto, all of which constitute a part of this Lease.

2.  Premises.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

     2.2 Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the State Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, (ii) six (6) months as to the HVAC systems, (iii) thirty (30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

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     2.3  Compliance.  Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

          (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

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          (c) Notwithstanding the above, the provisions concerning Capital
Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

     2.4 Acknowledgements. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

3.   Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

     3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid,

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any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

     3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with this obligation to provide evidence of insurance (Paragraph 8.5). Pending deliver of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.   Rent.

     4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

     4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease); on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as

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a result thereof.  If a change in control of Lessee occurs during this
Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   Use.

     6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

     6.2  Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and

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customary materials reasonably required to be used in the normal course of the
Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

          (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          (d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

          (e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the

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cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g) Lessor Termination Option. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or became effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation,

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warning, complaint or report pertaining to or involving failure by Lessee or the
Premises to comply with any Applicable Requirements.

     6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7. Maintenance; Repairs, Utility Installations, Trade Fixtures and Alterations.

     7.1  Lessee's Obligations.

          (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, ad Alterations in good order, condition and repair (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee in keeping the Premises in good order, condition and repair shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

          (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways

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 and parking lots, (vii) clarifiers, (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor.

          (c) Replacement. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

     7.2 Lessor's Obligations. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction), and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3  Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmens' lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

     7.4  Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) Removal.

          (c) Surrender/Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below. See Addendum 7.4.

8.  Insurance; Indemnity.

     8.1 Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

     8.2  Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability Policy of insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  Property Insurance--Building, Improvements and Rental Value.

          (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deducible amount in the event of an Insured Loss.

          (b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     8.4  Lessee's Property/Business Interruption Insurance.

          (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

     8.5 Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide," or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 Indemnity. Except for Lessor's negligence willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee upon notice shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  Damage or Destruction.

     9.1  Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alternations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within then (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this lease shall remain in full force and effect, or have this Lease terminate thirty (30) days hereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such date notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether
or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

     9.6  Abatement of Rent; Lessee's Remedies.

          (a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value Insurance. All other obligations of Lessee shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

          (b) Remedies. If Lessor shall obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days hereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plan, or the beginning of the actual work of the Premises, whichever first occurs.

     9.7 Termination-Advance Payments. Upon termination of this Lease pursuant to (S) 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  Real Property Taxes.

     10.1 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income thereof and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

     10.2 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse lessor therefor upon demand.

          (b) Advance Payment. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty
(20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be treated as an additional Security Deposit.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

     10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's Property within ten (10) days after receipt of a written statement.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.  Assignment and Subletting.

     12.1  Lessor's Consent Required.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "Assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

          (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

          (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved to assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty

(30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

          (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2  Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

          (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

          (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

          (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 or ten percent (10%) of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect such Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, by deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

          (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

          (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  Default; Breach; Remedies.

     13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. a "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

          (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level or security, or where the coverage of the property insurance describe in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

          (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

          (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or

(v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

    13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a

Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base
Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6  Breach by Lessor.

          (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and addresses shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

          (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  Broker's Fee.  Not applicable.

     15.1. Additional Commission. In addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located,
(c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

     15.2 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

     15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.  Estoppel Certificates.

          (a) Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

          (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and deliver of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and /or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, deliver or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  Notices.

     23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by and or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment made by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor nor Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing Contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. In addition, Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For

Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.  Guarantor.

     37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

     37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.  Options.

     39.1 Definition. "Options" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     39.2 Options Personal To Original Lessee. Each option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     39.4.  Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

     (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. Mediation and Arbitration of Disputes. An addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease. [x] is is not attached to this Lease. See Addendum
(S)49.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

-------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
---------
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.
--------------------------------------------------------------------------------
WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN
-------
PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
--------------------------------------------------------------------------------

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                                   Executed at:
            ------------------------------                 ---------------------
on:                                            on:
   ---------------------------------------        ------------------------------

By:  LESSOR                                    By:  LESSEE
Braden Court Associates,                       IMPCO Technologies, Inc.,
a California general partnership               a Delaware corporation

By:  Nowell Investments, LLC, a California     By:
Name Printed:  limited liability company          ------------------------------
             -----------------------------     Name Printed:  W. Brian Olson
Title:  Managing General Partner                            --------------------
        ----------------------------------     Title:  CFO
                                                     ---------------------------

By:                                            By:
   ---------------------------------------          ----------------------------
Name Printed:  Norman N. Nowell                Name Printed:  Robert M. Stemmler
             -----------------------------                    ------------------
Title:  Manager                                Title:  CEO and President
        ----------------------------------           ---------------------------
Address:  23792 Rockfield Blvd., Suite 101     Address:
        ----------------------------------             -------------------------
          Lake Forest, CA 92630
------------------------------------------     ---------------------------------
Telephone:  (949) 461-7161                     Telephone:  (    )
           -------------------------------                 ---------------------
Facsimile:  (949) 461-7162                     Facsimile:  (    )
           -------------------------------                 ---------------------
Federal ID No.:                                Federal ID No.:
               ---------------------------                    ------------------

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 South Figueroa Street, Suite M-1, Los Angeles, California 90071. (213) 687-8777. Fax No. (213) 687-8616.

                  ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL

                     SINGLE TENANT LEASE-NET (AIREA 1997)

     This Addendum is made as of May 29, 1997 by and between Braden Court Associates, a California general partnership ("Lessor") and IMPCO Technologies, Inc., a Delaware corporation ("Lessee") and with respect to the Standard Industrial/Commercial Single Tenant Lease - Net (American Industrial Real Estate Association (1997)) between Lessor and Lessee dated concurrently herewith ("AIREA Lease"). To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the AIREA Lease, such inconsistencies shall take priority according to the following order: (i) printed or written inserts to this Addendum, (ii) typed, printed or written inserts to the AIREA Lease, (iii) This Addendum, and (iv) the printed form AIREA Lease. All capitalized terms not otherwise defined herein shall have the meaning set forth in the AIREA Lease.

     1.2 Premises. The Premises consist of a building containing approximately 64,680 square feet located at 25242 Arctic Ocean Drive, Lake Forest, California 92630 and the improvements ("Improvements") to be constructed thereon pursuant to (S) 50.

     1.3 Term. The period commencing on June 1, 2000 ("Commencement Date") and ending eight calendar years thereafter.

     1.4  Deleted.

     1.5 Base Rent. Base rent of $43,141.56 shall be payable commencing July 1, 2000. Lessee shall, however, be responsible for paying common area maintenance charges of $8,408.40 on June 1, 2000 for the month of June 2000.

     1.6  Deleted.  ___________.

     1.8 Agreed Uses. Corporate office, warehousing, research and development, and all other operations incidental to the conduct of such business which are not in violation of law or covenants, conditions and restrictions of record.

     2.5  Deleted.

     3.5  Option to Extend.

          (a) Lessee shall have one option ("Extension Option") to extend the Term for a period of 36 months ("Option Term"). The Extension Option must be exercised by irrevocable notice in writing of such exercise, delivered by Lessee to Lessor, not later than six (6) months prior to the end of the Term. The Extension Option shall terminate automatically upon any termination of the Lease. The Base Rent for the Option Term shall be the greater of (i) the Base Rent in effect at the end of the Term, or (ii) 100% of the "Fair Market Value."

          (b) Fair Market Value. The "Fair Market Value" means the then fair market value being charged for a five-year lease with annual adjustments as set forth in (S)3.5(c) for similar premises in the vicinity of the Premises for a renewal tenant ("Vicinity Rents"). In determining Fair Market Value based on Vicinity Rents, (A) the parties shall take into consideration, without limitation: the cost, if any, of parking; and the comparable age and quality of the Premises, traffic, access and area amenities; and (B) with respect to the first Extension Option, the parties shall specifically not take into consideration and shall not reduce the Fair Market Value because of, any of the following, if applicable (such benefits having been liquidated by the parties providing the 5% discount off of Fair Market Value): free rent concessions offered in connection with Vicinity Rents; brokerage commissions saved by Lessor; the absence of any unleased periods of time; moving allowances; tenant improvements being offered in connection with Vicinity Rents other than painting and carpeting, it being understood that the Premises will be approximately ten
(10) years old and in good shape and condition. Lessor and Lessee shall reasonably and in good faith attempt to agree on the Fair Market Value beginning not later than three months prior to the commencement of the applicable Option Term. If the parties are unable to agree upon the Fair Market Value prior within 30 days thereafter, then within five days thereafter each party, at its cost and by giving notice to the other party, shall appoint an independent M.A.I. real estate appraiser with at least five years full-time commercial appraisal experience in Orange County to determine such Fair Market Value. If a party does not appoint an appraiser within such five days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Market Value. If there are two appraisers by the parties in this (S) 3.5(b), they shall meet promptly and attempt to set the Fair Market Value. If the two appraisers are unable to agree within 10 days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the above qualifications within 10 days after the last day the two appraisers are given to set the Fair Market Value. If the two appraisers are unable to agree on the third appraiser, either of the parties to this Lease, by giving 10 days' notice to the other party, can apply to the then president of the Orange County Real Estate Board, or to the presiding judge of the Superior Court of Orange County, for the selection of a third appraiser meeting the qualifications stated in this section. Each of the parties shall bear one-half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within 15 days after the selection of the third appraiser, a majority of the appraisers shall set the Fair Market Value after having been instructed to comply with the provisions of (A) and (B) above. If a majority of the appraisers are unable to set the Fair Market Value, the Fair Market Value shall be the average of the two closets appraisals (unless the appraisal are equidistant, in which case, the middle appraisal shall be the Fair Market Value).

          (c) Option Term CPI Adjustments. During the Option Term, the Base Rent (and the corresponding Monthly Installments of the Base Rent) determined in accordance with (S)3.5(b), shall be adjusted each 24 months (the "Adjustment Date"), commencing on the second anniversary of the commencement of such Option Term. Adjustments, if any, shall be based upon increases (if any) in the Index. The Index in publication three months before such Option Term commencement shall be the "Base

Index." The Index in publication three months before each Adjustment Date shall be the "Comparison Index." As of each Adjustment Date, the Base Rent payable during the ensuing 24-month period shall be determined by increasing the initial Base Rent by a percentage equal to the percentage increase, if any, in the Comparison Index over the Base Index, provided that such increased Base Rent shall not be less than 106.09% nor more than 112.6% of the Base Rent for the prior 24-month period. When the Base Rent payable as of each Adjustment Date is determined, Lessor shall promptly give Lessee written notice of such adjusted Base Rent and the manner in which it was computed. Upon Lessor's request, Lessee shall execute an amended Commencement Date Memorandum in the form of Exhibit A after each such adjustment. The Base Rent as so adjusted from time to time shall be the "Base Rent" for all purposes under this Lease. If at any Adjustment Date the Index no longer exists in the form described in this Lease, Lessor may substitute any substantially equivalent official index published by the Bureau of Labor Statistics of its successor. Lessor shall use any appropriate conversion factors to accomplish such substitution. The substitute index shall then become the "Index" hereunder.

          (d) Effect of Default on Options. The Extension Option may be exercised by Lessee during any uncured Lessee defaults, and the period for exercise shall not be extended for any cure periods.

          4.1.1 Rent. The term "Rent" means each and every payment required to be made by Lessee pursuant to this Lease including without limitation Base Rent, utilities, taxes, insurance premiums, late charges and interest and utility charges, repairs and maintenance incurred by Lessor on Lessee's behalf. All Rent shall be paid when due and without notice except as expressly provided to the contrary in this Lease. All Rent constitutes "rent" or "rental" under the unlawful detainer statutes (CCP (S)1161 et seq.).

     4.3 CPI. The Base Rent shall adjust as set forth herein on the beginning of the 21st month, and each 24 months thereafter, following the Commencement Date. On each adjustment date, the Base Rent shall be increased, but not decreased, to a sum equal to the initial Base Rent multiplied by a fraction, the numerator of which is the Index for the third calendar month prior to the adjustment date and the denominator of which is the Index for the third calendar month prior to the Commencement Date. Notwithstanding the foregoing, the increased base Rent on each adjustment date shall be not less than 106.09% nor more than 112.36% of the prior Base Rent. The "Index" means the consumer Price Index - All Urban Consumers (Los Angeles-Riverside-Orange County Area; Base Period 1982-84 = 100), as published by the United States Department of Labor, Bureau of Labor Statistics. Should the Bureau discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner than Lessor and Lessee shall adopt a substitute index or procedure which is mot similar to the Index (as of the date of Execution of this Lease) in reflecting consumer prices.

     4.4  Operating Expenses

          (a) Lessee shall pay to Lessor, as hereinafter provided, Lessee's Share of "Operating Expenses," as defined in paragraph 4.4(e) below. "Lessee Share" is

42.32% for Real Property Taxes and any other Operating Expenses attributable solely to the lot on which the Premises are located, computed by dividing the number of square feet of the floor area of the Premises (64,680 square feet) by the total number of square feet of the floor area of buildings built, or to be built, on the lot on which the Premises are located (152,824 square feet). "Lessee's Share" is 22.09% for Operating Expenses other than Real Property Taxes and any other Operating Expenses attributable solely to the lot on which the Premises are located, computed by dividing the number of square feet of the floor area of the Premises (64,680 square feet) by the total number of square feet of the floor area of all buildings built, or to be built, in the Industrial Center of which the premises are a part (292,824 square feet). After completion of construction Lessee's Share may be adjusted based on actual square footage of the floor space of the buildings in the Industrial Center as built. Notwithstanding the above in no event shall Lessee's Share for Real Property Taxes and any other Operating Expenses attributable solely to the lot on which the Premises are located exceed 43.32% or shall Lessee's Share for Operating Expenses other than Real Property Taxes and any other Operating Expenses attributable solely to the lot on which the Premises are located exceed 23.09%; except that if Lessor elects to sell a portion, but not all, of the Industrial Center, then Lessee's Share shall be proportionately adjusted upward without limitation, provided that the total Operating Expenses allocated to Lessee per Square Foot shall not be increased as a result of such sale over market rates for operating expense pass-throughs for similar projects having at least 290,000 Square Feet.

          (b) On or about the commencement of each calendar year, Lessor shall send to Lessee a written estimate of Lessee's Share of Operating Expenses for such calendar year. Lessee shall pay its estimated share of Operating Expenses in equal monthly installments, in advance, on or before the first day of each month. Within ninety (90) days after the end of each calendar year (or such shorter interval as Lessor shall select), Lessor shall furnish to Lessee a statement showing in reasonable detail the actual operating expenses for the Industrial Center incurred for the prior calendar years, and the parties shall, within thirty (30) days thereafter, make payment or allowance as necessary to adjust Lessee's estimated payments to the actual Lessee's Share of Operating Expenses as shown by the applicable periodic statements submitted to Lessee by Lessor.

          (c) If Lessor shall determine at any time or from time to time that the estimate of Lessee's Share of Operating Expenses for the current calendar year is or will become inadequate to meet Lessee's Share of such Operating Expenses for any reason, Lessor shall immediately determine the appropriate amount of such inadequacy and issue a supplemental estimate as to Lessee's Share of Operating Expenses along with Lessor's calculations showing the actual or potential inadequacy, and Lessee shall pay such increase in the estimated Lessee's Share of Operating Expenses as reflected by such supplemental estimate.

          (d) Lessor shall keep or cause to be kept separate and complete books of accounting covering costs and expenses of operating maintaining the Common Area and other portions of the Industrial Center which Lessor is required to maintain and repair and showing the method of calculating Lessee's Share of Operating Expenses and shall preserve for at least twelve (12) months after the close of each fiscal year all vouchers, invoices, statements or payroll records, and other papers evidencing said costs and expenses for that calendar year. Lessee, through any certified public accountant designated by it, shall have the right to examine or audit the books and other documents evidencing such costs and expenses for the previous calendar year, during reasonable business hours and not more frequently than once during any calendar year.

          (e) The term "Operating Expenses" as used herein shall mean all Real Property Taxes and reasonable Common Area costs and expenses incurred in connection with the maintenance, repair and operation of the Industrial Center. Operating Expenses shall include, without limitation: (i) sweeping and maintenance services; (ii) repairs to and replacement of asphalt paving, bumpers, striping; (iii) light bulbs, light standards and lighting systems; (iv) guard and directional signs, planters, landscaping and sprinkler systems and services in planting areas; (v) water, electrical and other utility services;
(vi) removal of trash, rubbish and other refuse from the Common Areas only (trash removal from Premises shall be paid by the tenant directly and shall not be an Operating Expense); (vii) cleaning of and replacement of signs of the Industrial Center, including revamping and repairs made as required; (viii) maintenance of all the Common Area from any obstructions not reasonably required for the Common Area uses, including the prohibition of the sale or display of merchandise or the storing of materials or equipment in the Common Area, payment of all electrical, water and other utility charges or fees for services furnished to Common Area; (ix) the amount of Real Property Taxes paid by Lessor under (S) 10 of this Lease; (x) establishment of reasonable reserves for replacement or repair of Common Area improvements, equipment and supplies; (xi) costs of compliance with law, rule, regulations enacted or adopted after the date of this Lease; (xii) employment of such personnel as Lessor may deem reasonably necessary, if any, to direct parking and police the Common Area and facilities; (xiii) employment of personnel used in connection with the operation, maintenance and repair of the Common Area including payment or provision for unemployment insurance, workers' compensation insurance and other employee costs; (xiv) any other items reasonably necessary from time to time to properly repair, replace, maintain and operate the Common Area within the Industrial Center, including without limitation association dues under covenants, conditions and restrictions of record from time to time; (xv) the cost of all premiums paid and deductibles actually incurred for Common Area liability insurance and Common Area improvements casualty insurance, with coverage as specified in but only to the extent that such insurance is customary and reasonable; (xvi) a management fee equal to 3% of Operating Expenses to cover Lessor's management, overhead and administrative expenses; and (xvii) if any expenditure which otherwise qualifies as an Operating Expense (in excess of prior reserves therefor pursuant to subsection (x)), must be capitalized pursuant to GAAP or sound accounting practice, then such expenditure shall nonetheless be an Operating Expense, but shall be amortized in equal monthly installments with interest thereon at 10% per annum over its reasonably estimated useful life. Notwithstanding the above, in no event shall Lessee's Share of Operating Expenses pursuant to subsections (x) and (xvii) (but excluding any (S)6.3.3 Operating Expenses) aggregate more than $800 per month, escalated 5% per annum commencing on the first anniversary of the Commencement Date.

     Notwithstanding anything to the contrary, the term "Operating Expenses" shall specifically exclude any and all of the following: (1) depreciation or interest (except pursuant to the prior paragraph); (2) any and all payments for
(A) loan principal or interest, together with expenses thereto related in connection with such financing or any refinancing during the term of this Lease,
(B) any ground lease rent or (C) similar payments; (3) any and all of Lessor's income, excise, franchise taxes, as well as any and all taxes (excepting those provided for in (S)10) which do not uniquely pertain to the Premises and Lessee's specific use thereof; (4) any and all operating expenses allocable to services rendered to specific tenants other than Lessee and which do not benefit Lessee; (5) except as specifically provided in the prior paragraph, salaries of Lessor's employees who are not engaged in the day-to-day management and maintenance of the Premises, including, without limitation, the salaries of employees who are executive managers, accountants, bookkeepers, receptionists, clerks, marketing representatives, administrative assistants, secretaries and brokers; (6) any and all costs to compel full performance under leases with all prior, existing and prospective tenants at the Industrial Center, including, without limitation, all legal fees, costs and expenses to collect rent in arrears and recover possession; (7) any and all costs to lease space in the Industrial Center to all prior, existing and prospective tenants, including, without limitation, consulting and marketing fees, advertising expenses, brokerage commissions, legal fees, vacancy costs, rent or other rent concessions and/or refurbishment or improvements expenses; (8) costs to correct original construction defects; (9) any repair or other work necessitated by condemnation, fire or other casualty (except for uninsured or deductible losses to the Common
Area); (10) except for subsections (xiii) and (xvi) above, costs exceeding those obtainable through competitive bidding; and (11) costs, and the like due to Lessor's violation of any governmental rule or authority.

          (f) Lessee's failure to pay timely and of the charges in connection with the performance of its obligations to be paid under this (S)4.4 shall constitute a material default under this Lease.

          (g) The inclusion of the improvements, facilities and services set forth in the definition of Operating Expenses shall not be deemed to impose an obligation on Lessor either to have such improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them, or Lessee actually pays for any such improvements, facilities or services as part of Lessee's Share of Operating Expenses.

          6.1.1 Notwithstanding anything to the contrary contained herein, Lessor represents and warrants that the Premises may be legally used for the Agreed Uses under all applicable laws, codes, ordinances, rules and regulations and, including without limitation, applicable building, zoning, environmental and land use ordinances. Lessor warrants and represents to Lessee that (i) Lessor has full right and power to enter into this Lease and to lease the Premises as provided herein and to carry out all of its obligations pursuant to this Lease, (ii) Lessor is financially capable of performing and satisfying its full obligations under this Lease, and (iii) Lessor owns the premises in fee simple.

     6.2(h) Lessor shall protect, defend (by legal counsel reasonably acceptable to Lessee), indemnify and hold harmless Lessee from and against any and all liabilities, obligations, claims, damages, fines, penalties, actions, causes of action (criminal, civil or administrative), investigation, abatement, containment, remediation, response, monitoring, removal or clean-up costs and all other costs and expense (including without limitation reasonable consultants' and attorneys' fees) arising out of or in connection with any Hazardous Substance deposited or storage tank installed in, on or around the Premises by Lessor, or its employees, agents or contractors. This indemnification is in addition to, and not in lieu of, any other rights of indemnification, reimbursement and contribution in favor of Lessee against Lessor provided by statute or common law.

          6.3.1 Lessor warrants and represents to Lessee that, as of the date of this Lease, Lessor has not received from any agency having jurisdiction or from any insurer, any notice that a violation of any Applicable Law exists with respect to the premises, and that on the commencement Date the Premises will be in compliance with all Applicable Laws.

          6.3.2 "Applicable Laws" include without limitation: (i) any future laws enacted or first made applicable after the date hereof; and (ii) any federal, state or local law, ordinance, regulation or guideline regulating or imposing liability or standards of conduct concerning any Hazardous Substances; including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. (S)9601, et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Federal Water Pollution Control Act, 33 U.S.C. (S)1251 et seq.; the Clean Air Act, 42 U.S.C. (S)7401 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. (S)1801 et seq.; the Resource, Conservation and Recovery Act, 42 U.S.C. (S)6901 et seq.; (S)25117 of the California Health & Safety Code; the Safe Drinking Water and Toxic Enforcement Act of 1986; the Porter-Cologne Water Quality Control Act (California Water Code (S)13000 et seq.); the California Hazardous Waste Control Law (Division 20, Chapter 6.5 of the California Health and Safety code (S)25300 et seq.; Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory) of the California Health and Safety Code;
(S)25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (underground Storage of Hazardous Substances); and any other federal, state or local laws or regulations adopted and publications promulgated pursuant to said laws or relating to Hazardous Materials.

          6.3.3  Future Laws.  With respect to any laws enacted after the
                 -----------
Commencement Date and requiring modification, alteration or betterment to or of the Premises or the common Area, including, without limitation, building codes, the ADA and environmental protection laws and laws requiring installation of monitoring equipment measuring air, soil or groundwater quality or extraordinary waste disposal facilities or equipment or modifications to existing waste treatment facilities and equipment, Lessor and Lessee shall allocate the costs thereof ("Compliance Costs") as follows. Lessee shall pay the Compliance Cost if it relates to or arises in connection with any particular use of the Premises by Lessee (as opposed to industrial/warehouse uses in general). Lessor shall pay the Compliance Cost if:

                 (i)   it relates to any law in effect on the Commencement Date;
     or

                 (ii) it relates to the Premises (except as provided in the prior sentence) or the Industrial Center as a whole; provided that (A) if such Compliance Cost relates exclusively to the Premises (but is not applicable to other Industrial Center buildings), then the Base Rent shall be increased by the Compliance Cost amortized with interest at 10% over its estimated useful life; and (B) otherwise the Compliance Cost shall be an Operating Expense.

     7.1(c) Lessor estimates in good faith, based on the information reasonably available to it, that Operating Expenses for the Premises for the year 2000 will be approximately $.13 per month per square foot of Building Area, including property taxes (including Mello-Roos), insurance, maintenance, association fees and reserves. Lessee agrees that this estimate is not binding on Lessor and that Lessee will not rely on it as an indication of what any actual operating costs will be, either for the year 2000 or for any other period.

     7.1(d) Lessee shall also contract and pay for all trash removal generated by Lessee or from the Premises.

          7.2.1. Notwithstanding (S)7.2, Lessee's obligation to repair shall not extend to:

                 (i) damage and repairs caused or necessitated by Lessor or their employees, agents, or contractors (but not damages caused by other tenants);

                 (ii)  reasonable wear and rear;

                 (iii) damages arising from Lessor's failure to comply with the provisions of this Lease;

                 (iv) repairs necessitated by a requirement to comply with laws in effect on or before the Commencement Date;

                 (v)   repairs to structural portions of the Premises;

                 (vi) roof and roof membrane repair and maintenance, which shall be performed by Lessor and the cost of which shall be an Operating Expense; and

                 (vii) repairs necessitated by a taking by eminent domain.

     7.4(a). Lease (S)7.4(a) is deleted in its entirety an replaced by the following:

     Lessee shall own all Utility Installations (defined in (S)7.3(a)) installed by Lessee and Alterations located in the research and development, warehouse and emission lab portions of the Premises, and all Trade Fixtures. Lessor shall own all Utility

Installations, Alterations and all Lessee Owned Utility Installations and Alterations located in the office portion of the Premises, subject to the right of Lessor to require their removal pursuant to (S)7.4(iii).

     7.4(b). Lease (S)7.4(b) is deleted in its entirety and replaced by the following:

          (i) Prior to the expiration of the Term, or within 30 days after any earlier Lease termination, Lessee shall remove, at its expense, any Lessee Owned Utility Installations and Lessee Owned Alterations required to be removed by Lessor. All damage and repairs necessitated by such removal shall be repaired by Lessee in a manner such that all portions of the Premises remain fully operational.

         (ii) Prior to the expiration of the Term, or within 30 days after an earlier Lease termination, Lessee shall remove, at its expense, all Trade Fixtures required to be removed by Lessor. All damage and repairs necessitated by such removal shall be repaired by Lessee in a manner such that all portions of the Premises remain fully operational.

     7.5  Common Areas

          (a) Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

          (b) Lessee's rights. Lessor shall maintain the Common Areas in good repair and in a clean and neat condition at all times. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of the rules and regulations or restrictions governing the use of the Industrial Center in the form of Exhibit E, and as reasonably amended from time to time ("Rules"). Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, upon 48 hours prior written notice, or without notice in the case of an emergency, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          (c) Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce the Rules. Lessee agrees to abide by and conform to all such Rules, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Notwithstanding such Rules, Lessee and its invitees shall have the right of access to the Premises and the parking lot seven days per week, 24 hours per day. Lessor shall use commercially reasonable efforts to enforce the Rules against all Industrial Center tenants on a non-discriminatory bases (provided that in no event shall Lessor be obligated to terminate a lease in order to so enforce), but shall not be responsible to Lessee for the non-compliance with the rules by other lessees of the Industrial Center.

          (d) Changes. To the extent that Lessee's use, access to and enjoyment of the Premises are not materially impaired, Lessor shall have the right, in Lessor's sole, good faith discretion, from time to time: (a) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) to designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) to add additional buildings and improvements to the Common Areas; (e) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and (f) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

          (e) Parking. Lessee shall have the right to 160 parking spaces in the Common Area, on an unreserved, non-exclusive basis. Although Lessee acknowledges and agrees that all Industrial Center parking is non-exclusive, if other tenants in the Industrial Center begin parking in and around the Premises, Lessor shall allow Lessee at its expense to stencil on the space bumpers "IMPCO Technologies Parking" on the approximately 54 parking spaces bordering the Premises and across from the north side of the Premises, provided that Lessee shall remove all such signage upon (i) termination of the Lease or (ii) irreconcilable complaints by other Industrial Center tenants.

8. Insurance. All references to "$2,000,000" shall be subject to periodic increase, as reasonably requested by Lessor's lenders from time to time.

     8.6  is deleted and replaced by the following:

     Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their right of recovery against the other, up to the extent of applicable insurance proceeds, for loss or damage arising out of or incident to the perils insured against under this Lease which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          8.7.1 Except to the extent provided in (S)8.8, which (S)8.8 shall prevail over this (S)8.7.1, Lessor shall indemnify, defend and hold Lessee, its directors, officers, agents and employees, harmless from and against any and all claims, causes of action, liabilities, damages, costs, losses and expenses (including, but not limited to, reasonable consultants' and attorneys' fees), which may be imposed upon, incurred by or asserted in connection with any third party claims brought against Lessee or any of Lessee's directors, officers, agents or employees, arising, directly or indirectly, out of, or in connection with the willful misconduct of Lessor or the negligent acts or negligent omissions of Lessor or Lessor's agents or employees. Lessor, upon notice from Lessee, shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee, and Lessee shall cooperate with Lessor in such defense. Lessee need not have first paid any claim in order to be so indemnified.

     8.9 Casualty Insurance Coverage. This (S)8.9 shall govern over the third sentence of (S)8.3(a) and the first sentence of (S)8.4. Lessor's Premises casualty insurance shall over and insure all Utility Installations and Alterations excluding (i) those owned by Lessee pursuant to (S)7.4, and (ii) those installed by Lessee unless Lessee gives Lessor not less than 30 days prior written notice thereof. Lessee shall insure in accordance with (S)8.4 all Utility Installations and Alterations not required to be covered by Lessor's insurance pursuant to the prior sentence.

          9.1.1 When repair or replacement is required under this (S)9, such repair or replacement shall be commenced within a reasonable period of time after receipt of insurance proceeds therefor and thereafter completed with all due diligence.

          10.1.1 Notwithstanding (S)10.1, "Real Property Taxes" shall not include taxes on rents, gross receipts or revenues of Lessor from the Premises or Industrial Center, all or which shall be Lessor's obligation.

     10.2(a) and (b) are deleted. Lessee shall pay Lessor for Real Property Taxes as part of Operating Expenses, as provided in (S)4.4.

     12.1(f) Assignment to Affiliates. Lessee shall have the right to assign the Lease to any Affiliate without Lessor's consent. "Affiliate" means any entity controlling, controlled by or under common control with Lessee, and any entity acquiring (by way of purchase, merger or consolidation) all or substantially all of the assets of Lessee. The sale of shares in the initial, registered, interstate public offering by Lessee shall not constitute an assignment for which Lessor's consent is required.

     12.4 Sublease or Assignment Profits. Lessor shall be entitled to all "Profits" from the assignment or sublease of any or all of the Premises. Profits shall equal (i) the sum of all consideration received by Lessee from such sublessee or assignee for or relating to the Premises, less (ii) direct, out-of-pocket costs incurred in effecting such sublease or assignment. Lessee shall provide all information reasonably requested by Lessor relating to the determination of such profits.

     13.1(g)  Deleted.

     13.2(e)  Other Lessor Remedies.  The parties expressly acknowledge that
(S)13.2(a)(iii) is intended to comply with California Civil Code
(S)1951.2(c)(1).  Lessor has the remedy described in California Civil Code
(S)1951.4 (Lessor may continue the Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due), and Lessee expressly agrees and acknowledges that any and all limitations in this Lease to Lessee's sublease and assignment rights are reasonable.

     In any action of unlawful detainer commenced by Lessor against Lessee by reason of any default hereunder, Lessee acknowledges that the monthly fair rental value of the Premises for the period of the unlawful detainer shall be not less than the amount of monthly Base Rent, plus one twelfth of all additional Rental paid during the most recent calendar year.

     Lessee hereby waives any right of redemption or relief from forfeiture under any present of future law, if Lessee is evicted or Lessor takes possession of the Premises by reason of any default by Lessee hereunder. The various rights and remedies reserved to Lessor herein, including those not specifically described herein, shall be cumulative, and except as otherwise provided by statutory law in force and effect at the time of the execution hereof, Lessor may pursue any or all of such rights and remedies, whether at the same time or otherwise. One or more waivers by Lessor of any breach or default shall not be a waiver of any other breach or default of the same or any other provision. Lessor's consent to or approval of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent similar act by Lessee. The receipt by Lessor of any Rental with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach. No partial payment of Rental (and no acceptance of a partial payment, regardless of any notation on or accompanying the check) shall be effective to waive the remaining unpaid Rental or constitute an accord and satisfaction unless Lessor executes a written agreement explicitly waiving any such unpaid Rental. No delay or omission in the exercise of any right or remedy accruing to Lessor upon any breach by Lessee under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring.

     13.3  Deleted.

           13.6.1 Limitation on Tenant Remedies. Lessee acknowledges and agrees that in the event of a Lessor default, Lessee's sole and exclusive remedies shall be as follows:

              (i) To seek monetary damages, provided that under no circumstances shall Lessor be liable for loss of business profits or consequential damages.

              (ii) To seek specific performance of Lessor's obligation under this Lease to provide public utilities to the Premises and to provide access to the Building and Premises.

             (iii) To seek prohibiting injunctive relief solely against Lessor's continuance of an existing default.

              (iv) If Lessor fails to repair or maintain the Premises [including any portion of the Building-Premises interface (e.g. leaking exterior Premises windows and interior Common Areas necessary for access to the Premises, but excluding any other portion of the building (e.g. the roof) or Common Areas] as required by this Lease, the failure of which materially interferes with the conduct of Lessee's normal business activities ("Maintenance Item"), Lessee may repair such Maintenance Items; provided however, that: (A) Lessee shall have notified Lessor of the repairs and Lessor shall have refused or neglected to commence such repairs; (B) after such default by Lessor and subsection (A) notice, Lessee shall have provided a second notice that Lessee intends to perform such repairs; (C) such repairs shall be performed by qualified, licensed persons and Lessee shall ensure satisfactory, lien free completion of such repairs; and (D) and Lessee indemnifies, defends, protects and holds harmless Lessor and other Industrial Center tenants from and against any damage, injury, loss or claim arising in connection with the performance of such repairs. If Lessor is determined to have been in default for the failure to make such repairs, Lessor shall reimburse Lessee for the reasonable cost thereof plus interest thereon at the Interest Rate.

              (v) Upon entry of a final, non-appealable monetary judgment or arbitration award, in addition to any right Lessee may have to enforce such judgment or award, Lessee shall be entitled to set off such judgment or award against rent thereafter coming due; provided that such right of offset shall not be applicable against any Lender holding a security interest in such Rents, and receiver, or any transferee of Lessor's interest resulting from a judicial or non-judicial foreclosure or deed in lieu thereof.

     Without limitation, Lessee expressly waives all remedies except those specifically set forth in the Lease and as limited above, including without limitation: specific performance, injunction, any right to terminate the Lease for any reason whatsoever (including without limitation California Civil Code
(S)(S)1932(2), 1933(4) and 1941 or any other current or future law), statutory, legal or equitable self help remedy (including without limitation California Civil Code (S)1942 or any other current or future law), and Lessee waives any right of offset, demand or deduction against Rental pursuant to California Code of Civil Procedure ("CCP") (S)431.70 or otherwise.

15.  Deleted

     17.1 Lessor Personal Liability. In the event of any transfer of Lessor's interest in the Premises and assumption of the Lease by the buyer, Lessor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer.

     26.1 Holdover. Should Lessee hold over with or without the consent of Lessor, such holdover shall be a tenancy at sufferance upon all of the terms and conditions set forth herein, except that the Base Rent shall be increased to 200% of the Base Rent in effect at the end of the Term.

     31.1 Bankruptcy Fees. If Lessee files for protection under, or voluntarily or involuntarily becomes subject to, any chapter of the United States Bankruptcy Code or similar state insolvency laws, the other party shall be entitled to any and all Fees incurred to protect such party's interest and other rights under this Lease, whether or not such action results in a discharge.

49. Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration before J.A.M.S/ENDISPUTE or the successor thereof. If such organization or its successor does not exist when such controversy or claim arises, such controversy or claim shall be settled by arbitration before the American Arbitration Association. The site of such arbitration shall be the office of the appropriate arbitration authority nearest Lessor's principal office, unless otherwise agreed. The parties agree that neither of them shall be awarded any punitive or exemplary damages against the other. The provisions of this (S)49 shall not apply to any action for unlawful detainer or any action seeking injunctive relief.

50.  Improvements.

     50.1 Tenant Improvements. Tenant shall improve the Premises as provided in the Tenant Improvement Plan attached to this Lease as Exhibit B and incorporated by this reference. Lessee shall be solely responsible for obtaining all permits and approvals required by law. Lessor shall have the right to inspect the construction of all such improvements, and such improvements shall be constructed in a good and workmanlike manner and in compliance with all applicable laws and shall be subject to Lessor's approval, which approval shall not be unreasonably withheld. Lessor shall provide a paint and carpet allowance of $3.00 per square foot for not more than 20,000 square feet of the Premises. Except for such allowance, all such improvements will be at Lessee's sole expense.

     50.2 Block Wall. Tenant shall construct a block wall to create an enclosed yard in the rear area of the Premises, to be provided in the Block Wall Plan which will be attached to this Lease as Exhibit C, when completed, and incorporated by this reference. Lessee shall be solely responsible for obtaining all permits and approvals required by law. Lessor shall have the right to inspect the construction of such wall, and such wall shall be constructed in a good and workmanlike manner and in compliance with all applicable laws and shall be subject to Lessor's approval, which approval shall not be unreasonably withheld. Such wall will be constructed and maintained at Lessee's sole expense.

     50.3 Emission Lab. Tenant may construct an emission lab on the Premises, to be provided in the Emission Lab Plan which will be attached to this Lease as Exhibit D, when completed, and incorporated by this reference. Lessee shall be solely responsible for obtaining all permits and approvals required by law. Lessor shall have the right to inspect the construction of such emission lab, and such emission lab shall be construed in a good and workmanlike manner and in compliance with all applicable laws and shall be subject to Lessor's approval, which approval shall not be unreasonably withheld. Such emission lab will be constructed and maintained at Lessee's sole expense.

                              Braden Court Associates, a California general partnership


                              By:   Nowell Investments, LLC, a California
                                    limited liability company


                                    By:
                                        ____________________________
                                        Norman N. Nowell, Manager


                              IMPCO Technologies, Inc.,
                              a Delaware corporation


                              By:
                                  _______________________________

                              Title:
                                     ____________________________



                              By:
                                  _______________________________

                              Title:
                                     ____________________________

     Exhibits: A    Commencement Date Memorandum
               B    Tenant Improvement Plan
               C    Block Wall Plan
               D    Emission Lab Plan
               E    Rules and Regulations

                                   Exhibit A

                          COMMENCEMENT DATE MEMORANDUM


     THIS AGREEMENT, made this _________________________, 200___, by and between
_______________________ ("Lessor") and ___________________________ ("Lessee").


                                  WITNESSETH:

     WHEREAS, Lessor and Lessee have entered into that certain Standard Industrial/Commercial Single Tenant Lease - Net (American Industrial Real Estate Association (1997)) dated as of March 31, 2000 ("Lease").

     WHEREAS, Lessor and Lessee wish to set forth their agreements as to the commencement and expiration of the term of the Lease.

     NOW, THEREFORE, in consideration of the Premises as described in the Lease and the covenants set forth therein, Lessor and Lessee agree as follows:

     1.   The Commencement Date was _____________________, 200___.

     2. The initial base or term of the Lease shall expire on _________, 200__.

     3.   The Building Area is _______________ square feet.

     4.   Monthly Base Rent initially is: $______________.

     5. Lessee has inspected the Improvements and accepted them, except for any latent construction defects and any uncompleted punchlist items.

     6. Lessee has inspected and accepted the Premises, including the improvements, thereon in their "AS-IS" condition and acknowledges that Lessor has completed all construction of its obligations pursuant to Lease Addendum (S)50, except for any "punchlist" items remaining uncompleted.

     IN WITNESS WHEREOF, the parties hereto have executed this Commencement Date Memorandum as of the day and year first above written.

Braden Court Associates, a California             IMPCO Technologies, Inc., a Delaware
general partnership                               corporation
------------------------------------------------------------------------------------------
By:  Nowell Investments, LLC, a California
     limited liability company,                   By: ______________________________
     managing general partner                     Title: ___________________________

     By:  ________________________
          Norman N. Nowell, Manager
------------------------------------------------------------------------------------------

                                   Exhibit B

                            TENANT IMPROVEMENT PLAN


                                    [Figure]

                                   Exhibit C

                                BLOCK WALL PLAN

                                   Exhibit D

                               EMISSION LAB PLAN

                                   Exhibit E

                             RULES AND REGULATIONS

                                 General Rules
                                 -------------


     1. Lessee shall not suffer or permit the obstruction of any Common Area, including, but not limited to, driveways, sidewalks, walkways and entrances.

     2. Lessee shall not suffer or permit loitering in any part of the Industrial Center.

     3. Lessee shall not make or permit any noises, vibrations or odors that annoy or interfere in any way with other tenants or persons having business within the Industrial Center.

     4.   No animals or birds shall be kept within the Industrial Center.

     5. Lessee shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     6. Lessor reserves the right to exclude or expel from the Industrial Center any person who Lessor in good faith judges to be intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the rules and regulations of the Industrial Center.

     7. Lessor reserves the right to refuse access to any person or persons Lessor in good faith judges to be a threat to the safety, reputation or property of the Industrial Center and its occupants.

     8. Lessee shall be responsible for the inappropriate use of bathrooms, plumbing or other utilities. No foreign substances, rubbish, trash, newspaper or cleaning substances of any kind are to be inserted therein.

     9. Lessee shall not suffer or permit the washing of automobiles, trucks, equipment or other vehicles in any part of the Industrial Center.

     10. Lessee shall not suffer or permit the washing down of painting materials or other matter which will stain the pavement or leave permanent markings within the Industrial Center. Any such damage shall be repaired at Lessee's sole cost and expense.

     11. Lessee shall deposit all trash and debris in receptacles provided within the Industrial Center and all bins shall remain inside enclosed trash areas as provided. If necessary, large quantities of certain types of disposable materials such as packing boxes, pallets or containers, may be stored outside the Building against an exterior wall next to the overhead door on the day scheduled for special refuse pickup of these materials only. At all other times, disposable trash and debris is to be stored inside the Building unless it can be broken down and placed in a trash receptacle.

     12. Lessee shall not suffer or permit outside work activity or storage of any kind outside the Building. Al paved areas, including parking spaces, driveways and alleys are to be kept clean and clear at all times except for legitimate parking of vehicles as allowed by the Lease or for temporary loading or unloading as necessary.

     13. All keys shall be obtained from Lessor. Lessee shall return all keys to Lessor at the termination of this Lease. Lessee shall be responsible for the cost of replacing any keys that are lost. Lessee shall not change the locks of install other locks on the doors without Lessor's approval and shall provide Lessor with a master key.


                                 Parking Rules
                                 -------------


     1. Lessee shall not permit or allow any vehicle that either belongs to, or is controlled by, Lessee or Lessee's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Lessor for such activities.

     2. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     3. Unless otherwise instructed, each person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     4. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

     5. The maintenance, washing, waxing or cleaning of vehicles in the Common Area is prohibited.

     6. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.